UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 750-1771

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note: Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), Southern Union Company, a Delaware corporation (the “Contributor”), Regency Western G&P LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Partnership (“Regency SPV”), ETP Holdco Corporation, a Delaware corporation, Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE”), Energy Transfer Partners, L.P., a Delaware limited partnership (“ETP”), and ETC Texas Pipeline, Ltd., a Texas Limited partnership, are parties to the Contribution Agreement, dated as of February 27, 2013, as amended by Amendment No. 1 thereto dated as of April 16, 2013 (as amended, the “Contribution Agreement”), pursuant to which the Contributor agreed to contribute to the Partnership (the “Contribution”) all of the issued and outstanding membership interests in Southern Union Gathering Company, LLC (the “Company”) and its subsidiaries, in exchange for cash, common units representing limited partner interests in the Partnership (“Partnership Common Units”) and Class F common units of the Partnership (the “Class F Common Units”). The Contribution Agreement and the transactions contemplated thereby were described in Current Reports on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on February 28, 2013 and April 16, 2013.

On April 30, 2013, the Partnership completed the transactions contemplated by the Contribution Agreement. The transactions included the purchase of entities owning a 5,600-mile gathering system and approximately 500 MMcf/d of processing and treating facilities in west Texas and New Mexico for natural gas and natural gas liquids.

Item 1.01 Entry Into a Material Definitive Agreement.

Contribution Agreement

In connection with the closing of the Contribution Agreement, the Partnership entered into the following agreements:

•

Contributor Registration Rights Agreement: On April 30, 2013, the Partnership entered into a registration rights agreement (the “Contributor Registration Rights Agreement”) with the Contributor. Under the Contributor Registration Rights Agreement, the Partnership granted to the Contributor certain registration rights, including rights to cause the Partnership to file with the SEC a shelf registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to resales of the Partnership Common Units and Partnership Common Units issuable upon conversion of the Class F Common Units acquired by the Contributor under the Contribution Agreement. The Contributor Registration Rights Agreement contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

•

Services Agreement Amendment: On April 30, 2013, the Partnership entered into the first amendment (the “Services Agreement Amendment”) to the Services Agreement, effective as of May 26, 2010 (the “Services Agreement”), by and among the Partnership, ETE and ETE Services Company LLC (“Services Co.”). Under the Services Agreement, Services Co. performs for the Partnership certain general and administrative services, and the Partnership pays Services Co.’s direct expenses for the provision of these services plus an annual fee of $10 million. The Services Agreement Amendment provides for a waiver of the $10 million annual fee effective as of May 1, 2013 through and including April 30, 2015 and clarifies the scope and expenses chargeable as direct expenses thereunder. See the Partnership’s Current Report on Form 8-K filed on May 28, 2010 with the SEC for a more detailed description of the Services Agreement.

•

Operation and Service Agreement Amendment: On April 30, 2013, the Partnership entered into the second amendment (the “Operation and Service Amendment”) to the Operation and Service Agreement, dated May 19, 2011, as amended November 1, 2011 (the “Operation and Service Agreement”), by and among the Partnership, La Grange Acquisition, L.P. d/b/a Energy Transfer Company (“ETC”), Regency GP LP and Regency Gas Services LP. Under the Operation and Service Agreement, ETC performs certain operations, maintenance and related services reasonably required to operate and maintain certain facilities owned by the Partnership, and the Partnership reimburses ETC for actual costs and expenses incurred in connection with the provision of these services based on an annual budget agreed upon by both parties. The Operation and Service Agreement Amendment provides that ETC will no longer provide the Partnership with such services for the Partnership’s west Texas facilities or for certain south Texas facilities and also provides for the winding down of the remaining services during the course of the year. See the Partnership’s Current Report on Form 8-K filed on May 19, 2011 with the SEC for a more detailed description of the Operation and Service Agreement.

•

Guarantee of Collection: On April 30, 2013, the Partnership entered into the guarantee of collection (the “Guarantee of Collection”) with PEPL Holdings, LLC, a Delaware limited liability company and subsidiary of the Contributor (“PEPL Holdings”), pursuant to which PEPL Holdings has agreed to provide a guarantee of collection (on a nonrecourse basis to the Contributor) to the Partnership and Regency Energy Finance Corp. (“Regency Finance” and, together with the Partnership, the “Issuers”) with respect to the payment of the principal amount of the Issuers’ 4.500% Senior Notes due 2023 issued on April 30, 2013 as more fully described below.

The above descriptions of the Contributor Registration Rights Agreement, the Services Agreement Amendment, the Operation and Service Agreement Amendment and the Guarantee of Collection do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Contributor Registration Rights Agreement, the Services Agreement Amendment, the Operation and Service Agreement Amendment and the Guarantee of Collection, which are attached hereto as Exhibit 4.2, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively. Item 5.03 is hereby incorporated by reference.

ETE owns Regency GP LP, the general partner of the Partnership, and as a result controls the Partnership. ETE also owns the general partner of ETP.

Issuance of 4.500% Senior Notes due 2023

Purchase Agreement. On April 24, 2013, the Issuers and certain other subsidiaries of the Partnership (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein (the “Initial Purchasers”), with respect to the offering (the “Offering”) by the Issuers of $600,000,000 aggregate principal amount of 4.500% Senior Notes due 2023 (the “Notes”). The Notes were issued in a transaction exempt from the Securities Act and were resold by the Initial Purchasers in reliance on Rule 144A and Regulation S of the Securities Act.

The Purchase Agreement contains customary representations, warranties and agreements by the Issuers and Guarantors, including obligations of the Issuers and Guarantors to indemnify the Initial Purchasers for certain liabilities, including liabilities under the Securities Act. In connection with the Offering, the Issuers, the Guarantors and PEPL Holdings entered into a registration rights agreement with J.P. Morgan Securities LLC, as representative of the Initial Purchasers, dated April 30, 2013 (the “Notes Registration Rights Agreement”). Pursuant to the Notes Registration Rights Agreement, the Issuers, the Guarantors and PEPL Holdings have agreed to file a registration statement with the SEC so that holders of the Notes can exchange the Notes for registered notes (the “Exchange Notes”) that have substantially identical terms as the Notes and evidencing the same indebtedness as the Notes. In addition, the Issuers, the Guarantors and PEPL Holdings have agreed to exchange the guarantees related to the Notes (including the Guarantee of Collection) for registered guarantees having substantially the same terms as the original guarantees. The Issuers, the Guarantors and PEPL Holdings will use commercially reasonable efforts to cause the exchange to be completed within 365 days of April 30, 2013 (the “Exchange Date”), and if they cannot effect the exchange offer within such period or in certain other circumstances, they will use commercially reasonable efforts to cause a shelf registration statement for the resale of the Notes to become effective. If the Issuers, the Guarantors and PEPL Holdings fail to satisfy these obligations on a timely basis, an additional 0.25% of interest will accrue on the Notes for the first 90-day period following the Exchange Date and an additional 0.25% of interest for each additional 90-day period that elapses until the exchange offer is completed or the shelf registration statement is declared (or becomes) effective, as applicable, up to a maximum of 1% per year over 4.500%.

4.500% Senior Notes due 2023. On April 30, 2013, the Issuers completed the Offering of the Notes. The Issuers received net proceeds of $591 million from the Offering, after deducting the initial purchasers’ discount and commissions and estimated offering expenses, and used such net proceeds to fund the cash consideration for the Contribution.

The terms of the Notes are governed by an indenture dated April 30, 2013 (the “Indenture”), among the Issuers, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Interest on the Notes is payable semi-annually on May 1 and November 1 of each year, commencing November 1, 2013, and the Notes will mature on November 1, 2023.

The Notes are senior obligations of the Issuers and are guaranteed on a senior basis by all of the Partnership’s existing consolidated subsidiaries (except Regency Finance, Edwards Lime Gathering, LLC, ELG Oil LLC and ELG Utility LLC). The Notes and guarantees are unsecured and rank equally with all of the Issuers’ and each Guarantor’s existing and future senior obligations, including the Issuers’ existing senior notes and the guarantees thereof. The Notes are senior in right of payment to any of the Issuers’ and each Guarantor’s future obligations that are, by their terms, expressly subordinated in right of payment to the Notes and guarantees. The Notes and guarantees are effectively subordinated to the Issuers’ and each Guarantor’s secured obligations, including the Partnership’s revolving credit facility, to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations of the Partnership’s subsidiaries that do not guarantee the Notes. As described above, PEPL Holdings will provide the Guarantee of Collection to the Issuers with respect to the payment of the principal amount of the Notes and such Guarantee of Collection is non-recourse to the Contributor. PEPL Holdings is not subject to any of the covenants under the Indenture.

The Issuers have the option to redeem all or a portion of the Notes at any time on or after August 1, 2023 at a redemption price equal to 100% of the principal amount of Notes redeemed plus accrued and unpaid interest. The Issuers may also redeem the Notes, in whole or in part, at a “make-whole” redemption price specified in the Indenture, plus accrued and unpaid interest, at any time prior to August 1, 2023.

Upon the occurrence of a Change of Control (as defined in the Indenture) event, which occurrence (other than one involving the adoption of a plan relating to liquidation or dissolution) is followed by a ratings decline within 90 days after the consummation of the transaction, the Issuers may be required to offer to purchase the Notes at a purchase price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest to the repurchase date. Additionally, if the Partnership sells certain assets and does not apply the proceeds from the sale in a certain manner, the Issuers must use certain excess proceeds to offer to repurchase the Notes at 100% of the principal amount of the Notes, plus accrued and unpaid interest to the repurchase date.

The Indenture contains customary events of default (each an “Event of Default”). Under the Indenture, Events of Default include the following:

(1) default for 30 days in the payment when due of interest on the Notes;

(2) default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on the Notes;

(3) failure by the Partnership or any Guarantor to comply with their obligations to make or consummate a change of control offer or asset sale offer or to comply with any of their agreements or covenants relating to merger, consolidation or sale of assets;

(4) failure by the Partnership for 90 days after notice to comply with its obligations to furnish the holders of Notes and the Trustee certain reports;

(5) failure by the Partnership or any Guarantor to comply with their other covenants or agreements in the Indenture for 60 days after written notice;

(6) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Partnership or any of its restricted subsidiaries (or the payment of which is guaranteed by the Partnership or any of its restricted subsidiaries) whether the indebtedness or guarantee now exists, or is created after the issue date of the Notes, if that default (A) is caused by a failure to pay principal of, or interest or premium, if any, on the indebtedness prior to the expiration of the grace period provided in the indebtedness on the date of the default (a “Payment Default”) or (B) results in the acceleration of the indebtedness prior to its express maturity, and, in each case, the principal amount of any of the indebtedness, together with the principal amount of any other indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20.0 million or more, subject to certain exceptions;

(7) failure by the Issuers or the Partnership’s restricted subsidiaries to pay final judgments aggregating in excess of $20.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

(8) any guarantee is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or any Guarantor denies or disaffirms its obligations under its guarantee; and

(9) certain events of bankruptcy, insolvency or reorganization of the Issuers or any of the Partnership’s significant subsidiaries or any group of the Partnership’s restricted subsidiaries that, taken together, would constitute a significant subsidiary.

If an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest on all of the Notes will be due and payable immediately. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Issuers or any of the Partnership’s significant subsidiaries or any group of the Partnership’s restricted subsidiaries that, taken together, would constitute a significant subsidiary, occurs and is continuing, all outstanding Notes will become due and payable immediately without further action or notice on the part of the Trustee or any holders of the Notes. Under certain circumstances, the holders of a majority in principal amount of the outstanding Notes may rescind any such acceleration with respect to the Notes and its consequences.

Relationships. The Initial Purchasers and their affiliates have in the past engaged, currently engage and may in the future engage, in transactions with and perform services for, including commercial banking, financial advisory and investment banking services, the Issuers and their affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses. Certain of the Initial Purchasers or their affiliates are lenders and/or agents under the Partnership’s revolving credit facility, and an affiliate of Wells Fargo Securities, LLC serves as trustee under the Indenture as well as the indenture governing the Partnership’s existing 9 3/8% Senior Notes due 2016. J.P. Morgan Securities LLC acted as a financial advisor to the Partnership and Credit Suisse Securities (USA) LLC acted as a financial advisor to ETP Holdco Corporation in connection with the Contribution. In addition, in the ordinary course of their business activities, the Initial Purchasers and their affiliates may make or hold a broad array of investments including serving as counterparties to certain derivative and hedging arrangements, and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers.

The above descriptions of the Purchase Agreement, the Indenture and the Notes Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Purchase Agreement, the Indenture and the Notes Registration Rights Agreement, which are attached hereto as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.3, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 30, 2013, the Partnership completed the transactions contemplated by the Contribution Agreement.

The consideration paid by the Partnership in exchange for the Contribution consisted of (1) the issuance of 31,372,419 Common Units to the Contributor, (2) the issuance of 6,274,483 Class F Common Units to the Contributor, (3) the distribution of approximately $463 million in cash to the Contributor and (4) the payment of $30 million in cash to ETC Texas Pipeline, Ltd. The contribution consideration is subject to customary post-closing adjustments.

The information set forth under Item 1.01 under the heading “Contribution Agreement,” Item 3.02 and Item 5.03 is hereby incorporated into this Item 2.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K under the heading “Issuance of 4.500% Senior Notes due 2023” is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Contribution Agreement, upon closing of the Contribution, the Partnership issued, as a portion of the total consideration, 31,372,419 Common Units and 6,274,483 Class F Common Units. Both the Common Units and Class F Common Units were issued pursuant to a private placement conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and the regulations promulgated thereunder. The information set forth under Item 5.03 is hereby incorporated into this Item 3.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the Contribution Agreement, on April 30, 2013, the Partnership entered into an amendment (the “Partnership Agreement Amendment”) to the Partnership’s Amended and Restated Agreement of Limited Partnership, dated as of February 3, 2006, as amended (the “Partnership Agreement”), to, among other things, create the Class F Common Units.

The Class F Common Units issued in exchange for the Contribution will automatically convert into Common Units on a one-for-one basis on the close of business on the first business day after the record date for payment of the cash distribution for the quarter preceding the quarter in which the second anniversary of the closing of the Contribution occurs (the “Class F Conversion Date”). The Class F Common Units have substantially the same terms and conditions as the Partnership’s Common Units, except that the Class F Common Units are not entitled to participate in the Partnership’s distributions for the equivalent of eight consecutive quarters after the closing of the Contribution. The Class F Common Units have voting rights identical to the voting rights of the Common Units and vote with the Common Units and the Partnership’s Series A Convertible Preferred Units as a single class. The affirmative vote of the holders of 75% of the Class F Common Units, voting separately as a class, will be necessary on any matter that adversely affects any rights, preferences and privileges of the Class F Common Units.

Pursuant to the Partnership Agreement, the general partner of the Partnership, which is owned and controlled by ETE, an affiliate of the Contributor, agreed to forego distributions with respect to its incentive distribution rights on the Common Units issued in exchange for the Contribution for the equivalent of eight consecutive quarters after the closing of the Contribution.

The above description of the Partnership Agreement Amendment and the Class F Common Units does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Partnership Agreement Amendment, which is attached as Exhibit 3.1 hereto.

Item 7.01 Regulation FD Disclosure.

On April 24, 2013, the Partnership issued a press release announcing the launch of the Offering and a press release announcing the pricing of the Notes. On April 30, 2013, the Partnership issued a press release announcing the completion of the Contribution Agreement. A copy of each press release is furnished herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

Copies of the press releases are being furnished pursuant to General Instruction B.2 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are they subject to the liabilities of that section. Neither the information contained in this Section 7.01 nor the information in the press releases shall be deemed to be incorporated by reference into the filings of the Partnership under the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors that are difficult to predict and many of which are beyond the Partnership’s or management’s control, including the risk that the anticipated benefits from the Contribution cannot or may not be fully realized. An extensive list of factors that can affect future results are discussed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012 and other documents filed by the Partnership from time to time with the SEC. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro Forma Financial Information.

The financial statements and pro forma financial information with respect to the transactions described in this Current Report on Form 8-K and required to be filed under Item 9.01 of this Current Report on Form 8-K are included in the Partnership’s Current Report on Form 8-K filed with the SEC on April 12, 2013.

(d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibits 99.1, 99.2 and 99.3 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description

Exhibit 1.1	Purchase Agreement dated as of April 24, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., certain subsidiaries of Regency Energy Partners LP party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

Exhibit 3.1	Amendment No. 8 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP, dated as of April 30, 2013.

Exhibit 4.1	Indenture dated as of April 30, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.2	Registration Rights Agreement, dated as of April 30, 2013, by and between Southern Union Company and Regency Energy Partners LP.

Exhibit 4.3	Registration Rights Agreement, dated as of April 30, 2013, among Regency Energy Partners LP, Regency Energy Finance Corp., certain subsidiaries of Regency Energy Partners LP party thereto, PEPL Holdings, LLC and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

Exhibit 10.1	First Amendment to Services Agreement, dated April 30, 2013, by and among ETE Services Company, LLC, Energy Transfer Equity, L.P. and Regency Energy Partners LP.

Exhibit 10.2	Second Amendment to Operation and Service Agreement, dated April 30, 2013, by and among La Grange Acquisition, L.P. d/b/a Energy Transfer Company, Regency GP LP, Regency Energy Partners LP and Regency Gas Services LP.

Exhibit 10.3	Guarantee of Collection, dated as of April 30, 2013, between PEPL Holdings, LLC and Regency Energy Partners, LP.

Exhibit 99.1	Press Release dated April 24, 2013 announcing the launch of the Offering.

Exhibit 99.2	Press Release dated April 24, 2013 announcing the pricing of the Notes.

Exhibit 99.3	Press Release dated April 30, 2013 announcing the completion of the Contribution Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By: Regency GP LP, its general partner
By: Regency GP LLC, its general partner

By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and Chief Financial Officer

April 30, 2013

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Purchase Agreement dated as of April 24, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., certain subsidiaries of Regency Energy Partners LP party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

Exhibit 3.1	Amendment No. 8 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP, dated as of April 30, 2013.

Exhibit 4.1	Indenture dated as of April 30, 2013 among Regency Energy Partners LP, Regency Energy Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.2	Registration Rights Agreement, dated as of April 30, 2013, by and between Southern Union Company and Regency Energy Partners LP.

Exhibit 4.3	Registration Rights Agreement, dated as of April 30, 2013, among Regency Energy Partners LP, Regency Energy Finance Corp., certain subsidiaries of Regency Energy Partners LP party thereto, PEPL Holdings, LLC and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

Exhibit 10.1	First Amendment to Services Agreement, dated April 30, 2013, by and among ETE Services Company, LLC, Energy Transfer Equity, L.P. and Regency Energy Partners LP.

Exhibit 10.2	Second Amendment to Operation and Service Agreement, dated April 30, 2013, by and among La Grange Acquisition, L.P. d/b/a Energy Transfer Company, Regency GP LP, Regency Energy Partners LP and Regency Gas Services LP.

Exhibit 10.3	Guarantee of Collection, dated as of April 30, 2013, between PEPL Holdings, LLC and Regency Energy Partners, LP.

Exhibit 99.1	Press Release dated April 24, 2013 announcing the launch of the Offering.

Exhibit 99.2	Press Release dated April 24, 2013 announcing the pricing of the Notes.

Exhibit 99.3	Press Release dated April 30, 2013 announcing the completion of the Contribution Agreement.